UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2010
CNB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-30665	55-0773918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 S. WASHINGTON STREET
BERKELEY SPRINGS, WV 25411
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (304) 258-1520
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 7 — REGULATION FD
ITEM 7.01 Regulation FD Disclosure.
     On April 7, 2010, CNB Financial Services, Inc. will hold its annual shareholders’ meeting. At the meeting, Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. will present to the shareholders his annual address. A copy of such presentation is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.
FORWARD-LOOKING STATEMENTS
     This Form 8-K may include forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, economic developments, new products and similar matters. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “plans,” “intends,” or similar words or expressions. We believe that it is important to communicate our future expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or control. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. To comply with the terms of the safe harbor, we must inform you that a variety of factors could cause CNB Financial Services, Inc.’s actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Our ability to predict the results of the effect of future plans and strategies as well as the economy is inherently uncertain. Some of the risks and uncertainties that may affect the operations, performance, development and results of CNB Financial Services, Inc.’s business include:
•	Changes in market interest rates;

•	Local and national economic trends and conditions;

•	Competition for products and services among community, regional and national financial institutions;

•	New services and product offerings by competitors;

•	Changes in customer preferences;

•	Changes in technology;

•	Legislative and regulatory changes;

•	General economic conditions may become unfavorable resulting in reduced credit quality or demand for loans;

•	Delinquency rates on loans;

•	Additional assessments may be imposed by the FDIC;

•	Additional expense to the provision for loan losses may be greater than anticipated;

•	Loan activity may continue to be soft in the commercial real estate portfolio with very little generation of new loans;

•	Real estate activity for 2010 in the Eastern Panhandle of West Virginia may not improve;

•	Changes in accounting principles, policies or guidelines; and

•	Adverse changes in the current economic environment.
     You should consider these factors in evaluating any forward-looking statements and not place undue reliance on such statements. We are not obligated to publicly update any forward-looking statements we may make today to reflect the impact of subsequent events.
          The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          99.1   Annual Meeting Presentation

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL SERVICES, INC.
By:	/s/ Thomas F. Rokisky
Thomas F. Rokisky
President/CEO

Date: April 6, 2010

4